[Logo] MFS(R)                                                  SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                             MARCH 31, 2000
WE Invented the Mutual Fund(R)




                               [graphic omitted]




                                                            MFS(R) INTERNATIONAL
                                                              OPPORTUNITIES FUND

                                                            MFS(R) INTERNATIONAL
                                                           STRATEGIC GROWTH FUND

                                                            MFS(R) INTERNATIONAL
                                                                      VALUE FUND

MFS(R) INTERNATIONAL OPPORTUNITIES FUND
MFS(R) INTERNATIONAL STRATEGIC GROWTH FUND
MFS(R) INTERNATIONAL VALUE FUND

TRUSTEES                                         SECRETARY
J. Atwood Ives+ -- Chairman and Chief            Stephen E. Cavan*
Executive Officer, Eastern Enterprises
(diversified services company)                   ASSISTANT SECRETARY
                                                 James R. Bordewick, Jr.*
Lawrence T. Perera+ -- Partner, Hemenway &
Barnes (attorneys)                               CUSTODIAN
                                                 State Street Bank and Trust Company
William J. Poorvu+ -- Adjunct Professor,
Harvard University Graduate School of            INVESTOR INFORMATION
Business Administration                          For information on MFS mutual funds, call your
                                                 investment professional or, for an information kit,
Charles W. Schmidt+ -- Private Investor          call toll free: 1-800-637-2929 any business day from
                                                 9 a.m. to 5 p.m. Eastern time (or leave a message
Arnold D. Scott* -- Senior Executive Vice        anytime).
President, Director, and Secretary,
MFS Investment Management                        INVESTOR SERVICE
                                                 MFS Service Center, Inc.
Jeffrey L. Shames* -- Chairman and Chief         P.O. Box 2281
Executive Officer, MFS Investment Management     Boston, MA 02107-9906

Elaine R. Smith+ -- Independent Consultant       For general information, call toll free:
                                                 1-800-225-2606 any business day from 8 a.m. to
David B. Stone+ -- Chairman, North               8 p.m. Eastern time.
American Management Corp. (investment adviser)
                                                 For service to speech- or hearing-impaired, call
INVESTMENT ADVISER                               toll free: 1-800-637-6576 any business day from
Massachusetts Financial Services Company         9 a.m. to 5 p.m. Eastern time. (To use this service,
500 Boylston Street                              your phone must be equipped with a Telecommunications
Boston, MA 02116-3741                            Device for the Deaf.)

DISTRIBUTOR                                      For share prices, account balances, exchanges,
MFS Fund Distributors, Inc.                      or stock and bond outlooks, call toll free:
500 Boylston Street                              1-800-MFS-TALK (1-800-637-8255) anytime
Boston, MA 02116-3741                            from a touch-tone telephone.

CHAIRMAN AND PRESIDENT                           WORLD WIDE WEB
Jeffrey L. Shames*                               www.mfs.com

PORTFOLIO MANAGERS
David A. Antonelli*
David R. Mannheim*
Frederick J. Simmons*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

+ Independent Trustee.
* MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Shareholders,
This spring, the U.S. stock market experienced record point drops and volatility that have given many investors cause for concern. While the recent market correction has rattled a lot of nerves, it's important to put the current market environment into perspective. Throughout the history of the market, investors have experienced numerous corrections (declines of more than 20%) and periods of extreme volatility. Of course, past performance is no guarantee of future results, however, over the long-term, stock and bond investors have enjoyed returns that have solidly outpaced inflation.

From our perspective, as we look at the global investment climate at the beginning of the new millennium, we see many reasons for optimism, as well as the need to voice some words of caution. Our reasons for being optimistic about both stock and bond markets include:

o STRONG CORPORATE EARNINGS GROWTH: We believe that, over time, the most important driver of stock prices is corporate earnings. Our research indicates that the average earnings growth for U.S. companies could approach 15% in 2000, which would bode very well for U.S. equities. We are also seeing encouraging signs that companies worldwide, and particularly in Europe, are beginning to focus more on earnings and shareholder value -- that is, delivering stock price performance that will reward investors. As we research companies around the globe, we are finding that specific areas of opportunity include technology companies, especially those involved in wireless telecommunications and in supplying infrastructure and services for the Internet.

o LOW INFLATION WORLDWIDE: We believe accelerating inflation is one of the chief factors that could end the current economic boom. While the U.S. economy continues to grow rapidly, we have not experienced significant signs of inflation. In our opinion, perhaps the major force keeping inflation at bay is worldwide productivity increases, fueled by advancing technology. A technological revolution based on computerization and the Internet appears to be making it possible for companies to produce more products with less employees, thereby enabling companies to increase earnings without raising prices. A related factor keeping inflation down is the heightened competition of an increasingly global marketplace, where, for example, businesses are beginning to use computer networks and the Internet to shop worldwide for the lowest prices from suppliers.

o STRONG GLOBAL ECONOMIES: Our outlook is that a majority of national economies will continue to experience healthy growth with low inflation. In late January, the current economic boom in the United States became the longest in the nation's history. It appears to us that the U.S. Federal Reserve Board's (the Fed's) program of gradual interest-rate increases will eventually be successful in cooling the somewhat- overheated U.S. economy while prolonging the boom. In Europe, we see strong evidence that most countries will continue on a moderate growth path with low inflation. A major reason for this is that European companies have begun to adopt the practices of downsizing, outsourcing, and consolidation that have helped revitalize U.S. industry over the past decade. We are witnessing a similar situation in Japan, as more firms merge, restructure, and invest in technology. In the Pacific Rim, most economies have recovered from the economic turmoil of late summer 1998 and are surging ahead. We believe progress toward restructuring Asia's banking systems and other ailing industries bodes well for stronger investor confidence in the region. While business conditions have been less favorable in Latin America due to relatively high inflation, increased exports and industrial production suggest to us that the region's recession has ended.

Amid this positive global outlook, however, we believe investors should also heed some cautionary notes:

o IT IS HIGHLY UNLIKELY THAT U.S. EQUITY MARKETS WILL CONTINUE TO PERFORM AT THE PACE OF THE LAST SEVERAL YEARS. Although our outlook for U.S. markets this year is quite positive, we believe it is unrealistic for investors to expect stock market returns, as measured by the Standard & Poor's 500 Composite Stock Index,(1) to routinely exceed 20%, as they did for the past four years.

o HIGH VALUATIONS, ESPECIALLY OF TECHNOLOGY STOCKS, HAVE MADE U.S. MARKETS INCREASINGLY VOLATILE. Investor excitement over the past year has pushed many technology-related stocks to very high relative prices, as expressed by their price/earnings (P/E) ratios. In general, we believe these higher valuations are largely supported by the strong earnings growth mentioned earlier. However, as we've recently experienced, this backdrop has led to a highly volatile environment, where the market is swift to punish companies whose earnings are less than expected and where fear can rapidly overcome the desire to invest for long-term goals.

o RISING INTEREST RATES MAY DAMPEN MARKETS IN THE SHORT TERM, PARTICULARLY IN THE UNITED STATES AND EUROPE. The Fed's current program of raising interest rates could potentially cool both stock and bond markets, and the European Central Bank has tended to follow the lead of the Fed in adjusting its own interest rates. It is our expectation, however, that in the long term interest rates will trend down again, perhaps by the end of this year. We believe that could be favorable for both equity and fixed-income investments.

On balance, it appears to us that the current global investment climate is well matched to MFS' research-oriented style of investing. In the equity markets, where we believe earnings growth is the most reliable indicator of long-term performance, we feel our research team is second to none in determining the real value of a company and its long-term earnings potential. To do that, our portfolio managers and our worldwide team of research analysts spend extensive time visiting with companies, talking to their customers, and investigating their competition. In fixed-income investing, we believe the quality of our research gives us an advantage by helping us determine which types of securities can add the most value to a fund, and by helping us reduce the credit risk which is the biggest danger to some higher-income bond funds. In sum, MFS Original Research(R) is one of the most important factors in our ongoing effort to deliver competitive performance to you, our investors.

We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

April 18, 2000
--------------
(1) The Standard & Poor's 500 Stock Index (the S&P 500) is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

MFS(R) International Opportunities Fund

Dear Shareholders,
For the six months ended March 31, 2000, Class A shares of the Fund provided a total return of 52.94% and Class I shares 52.89%. These returns, which include the reinvestment of any distributions but exclude the effects of any sales charges, compare to a 17.00% return over the same period for the Fund's benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, a broad, unmanaged index of non-U.S. equities. During the same period, the Fund's performance also compares to a 27.02% return for the average international fund tracked by Lipper Inc., an independent firm that reports mutual fund performance.

The Fund's investment objective is capital appreciation through investing mostly in stocks of companies whose principal activities are outside the United States. The Fund invests in companies of any size, including smaller, lesser-known foreign emerging growth companies.

Most international equity markets continued to post strong gains during the period. Exceptional broad-based market performance was driven in part by recovering foreign economies and improving investor confidence that began early in 1999. The Fund's outperformance of the MSCI EAFE Index and its Lipper peer group, however, was due primarily to favorable stock picking across a wide range of industries and regions. A particularly strong performer for the Fund was Fast Retailing, a discount clothing retailer in Japan, which experienced dramatic increases in same-store sales. Cellular telephone equipment and service providers such as Ericsson and Nortel Networks also produced strong results during the period. Other sectors that benefited performance were electronics and semiconductor manufacturers. Favorable stock picks in these industries included STMicroelectronics and Pioneer, which rallied impressively during the period due to accelerating earnings, revenue growth, and strong demand.

Toward the end of the period, as investors began to sell technology and telecommunications stocks, the Fund's relative performance benefited from its significant overweighting in energy and retailing stocks versus the MSCI EAFE Index. Our large exposure to oil services companies such as Fugro N.V. and Compagnie General helped provide solid performance and stability in a volatile market environment. Among consumer goods and services companies, Li & Fung Ltd. and Matalan PLC experienced strong sales results due to the rebounding economy in Southeast Asia and provided a strong boost to Fund performance.

In our view, the energy sector continues to look attractive over the next six to 12 months. As the global economy continues to pick up steam and the demand for oil remains strong, we believe energy companies could produce stronger-than-expected results. The financial services sector also appears attractive. We believe that a number of highly regarded and profitable companies with strong earnings outlooks are more attractively valued since investors sold the stocks due to interest-rate concerns. We now believe many financial services companies are well positioned to benefit from the global economic recovery. In addition, we will continue to keep a close eye on the technology and telecommunications sector in an effort to take advantage of any indiscriminate selling of stocks that we believe offer attractive long-term growth opportunities.

Respectfully,

/s/ David A. Antonelli
    David A. Antonelli
    Portfolio Manager

MFS(R) International Strategic Growth Fund

Dear Shareholders,
For the six months ended March 31, 2000, Class A shares of the Fund provided a total return of 29.86% and Class I shares 29.78%. These returns, which include the reinvestment of any distributions but exclude the effects of any sales charges, compare to a 17.00% return over the same period for the Fund's benchmark, the MSCI EAFE Index. During the period, the average international fund tracked by Lipper Inc. returned 27.02%.

The Fund's investment objective is capital appreciation through investing mainly in stocks of companies whose principal activities are outside the United States. The Fund invests in companies of any size but generally invests in established foreign companies that we believe offer prospects for sustainable, above-average growth in earnings or cash flow. The Fund may also invest in emerging market companies, although we currently remain cautious on emerging markets and our holdings in that area are minimal. Because the Fund is managed from the bottom up, we buy stocks regardless of where a company is located. Therefore, our relative country or regional weightings versus the index are merely the byproducts of where MFS Original Research(R) finds companies that offer above-average earnings growth or cash flow and are trading at attractive valuations.

The Fund's strong performance over the past six months was largely due to its overweighting relative to its benchmark in the areas of telecommunications and leisure and to strong stock selection in those areas. Telecommunications stocks that helped performance included NTT Mobile Communications Network, the largest cellular carrier in Japan, and Mannesmann, a German company whose stock appreciated considerably during takeover negotiations with British telecommunications giant Vodafone AirTouch. Our Mannesmann shares have since become part of the Vodafone position in the portfolio. In the leisure area, the portfolio has done very well with investments in media companies such as Television Francaise and Capital Radio in the United Kingdom.

Although the Fund was underweighted in technology at the end of the period, stock selection within that sector also contributed strongly to performance, particularly technology companies such as Hitachi and Canon in Japan.

Respectfully,

/s/ David R. Mannheim
    David R. Mannheim
    Portfolio Manager

MFS(R) International Value Fund

Dear Shareholders,
For the six months ended March 31, 2000, Class A shares of the Fund provided a total return of 19.60% and Class I shares 19.46%. These returns, which include the reinvestment of any distributions but exclude the effects of any sales charges, compare to a 17.00% return over the same period for the Fund's benchmark, the MSCI EAFE Index and to a 27.02% return for the average international fund tracked by Lipper.

The Fund's investment objective is capital appreciation through investing mostly in stocks of companies whose principal activities are outside the United States. Specifically, the Fund focuses on established foreign companies, many of which pay current dividends, whose stocks we believe are undervalued.

Fund performance versus the MSCI EAFE Index was aided by a number of factors. Strong stock selection among broadcast media and cable providers such as Television Francaise and ProSieben contributed solidly. Robust advertising spending by Internet and other technology companies added considerably to media companies' profit margins and earnings growth. Other industries and holdings that contributed favorably to Fund performance were networking and telecommunications stocks such as Vodafone AirTouch, Cable & Wireless, Telefonica, BCE, KPN, China Telecom, and Telecom Italia. Each of these companies experienced significant acceleration in demand for wireless, data, and voice transmission. Finally, electronics and semiconductor manufacturers such as STMicroelectronics and Sony provided a significant boost to performance due to strong business and consumer spending on new technology.

Regarding the Fund's underperformance versus its Lipper peer group, the Fund did have more exposure to larger-cap, more established, and what we believed to be overlooked and undervalued stocks than the average international fund tracked by Lipper. Value-oriented stocks tended to underperform the high-flying growth stocks in the technology sector during most of the period. Another factor that detracted from relative performance was the portfolio's overweighted exposure relative to the benchmark to consumer staples stocks such as Nestle and Anheuser-Busch. We believe investors shunned these stocks in favor of stocks that provided short-term price momentum, regardless of valuation. Nevertheless, we believe these types of consumer staples companies provide diversification, attractive valuations, and solid long-term growth prospects.

Looking ahead, given the likelihood of continued volatility in global markets, we're comfortable with the Fund's well-diversified mix of industries and regions. At the same time, it becomes increasingly important to concentrate on companies with solid business models, reliable management teams, and proven earnings records. These factors are at the core of our investment strategy for the Fund, and we believe this focus should help the portfolio provide solid long-term performance while helping to navigate potentially turbulent market conditions.

Respectfully,

/s/ Frederick J. Simmons
    Frederick J. Simmons
    Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolios are actively managed, and current holdings may be different.

It is not possible to invest directly in an index.

PERFORMANCE SUMMARY

Currently each Fund offers only Class A and Class I shares, which are available for purchase at net asset value only by residents of the Commonwealth of Massachusetts who are employees (or certain relatives of employees) of MFS and its affiliates or members of the governing boards of the various funds sponsored by MFS.

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. (See Notes to Performance Summary.)

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH MARCH 31, 2000

MFS INTERNATIONAL OPPORTUNITIES FUND(1)(2)

CLASS A

                                                                                   6 Months            1 Year             Life*
-------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                                      +52.94%           +76.11%          +101.85%
-------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                                     --             +76.11%          + 32.83%
-------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge                                     --             +67.74%          + 30.24%
-------------------------------------------------------------------------------------------------------------------------------

CLASS I

                                                                                   6 Months            1 Year             Life*
-------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                                      +52.89%           +76.19%          +101.95%
-------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                                     --             +76.19%          + 32.86%
-------------------------------------------------------------------------------------------------------------------------------
* For the period from the commencement of the Fund's investment operations, October 9, 1997, through March 31, 2000.

MFS INTERNATIONAL STRATEGIC GROWTH FUND(1)

CLASS A

                                                                                   6 Months            1 Year             Life*
-------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                                      +29.86%           +47.41%           +80.74%
-------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                                     --             +47.41%           +27.03%
-------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge                                     --             +40.40%           +24.56%
-------------------------------------------------------------------------------------------------------------------------------

CLASS I

                                                                                   6 Months            1 Year             Life*
-------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                                      +29.78%           +47.38%           +81.16%
-------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                                     --             +47.38%           +27.15%
-------------------------------------------------------------------------------------------------------------------------------
* For the period from the commencement of the Fund's investment operations, October 9, 1997, through March 31, 2000.

(1) Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S.
    investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.

(2) The Fund may invest in small or emerging growth companies. Investing in small or emerging growth companies involves greater risk than is customarily associated with more-established companies. These risks may increase share price volatility. See the prospectus for details.

MFS INTERNATIONAL VALUE FUND(1)

CLASS A

                                                                                   6 Months            1 Year             Life*
-------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                                      +19.60%           +31.30%           +62.80%
-------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                                     --             +31.30%           +21.77%
-------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge                                     --             +25.06%           +19.40%
-------------------------------------------------------------------------------------------------------------------------------

CLASS I

                                                                                   6 Months            1 Year             Life*
-------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                                      +19.46%           +31.14%           +62.73%
-------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                                     --             +31.14%           +21.75%
-------------------------------------------------------------------------------------------------------------------------------
* For the period from the commencement of the Fund's investment operations, October 9, 1997, through March 31, 2000.

(1) Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S.
    investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and include the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO OF INVESTMENTS (Unaudited) - March 31, 2000

MFS INTERNATIONAL OPPORTUNITIES FUND

Stocks - 101.2%
-----------------------------------------------------------------------------------------------------
ISSUER                                                                    SHARES                VALUE
-----------------------------------------------------------------------------------------------------
Foreign Stocks - 92.0%
  Argentina
    Impsat Fiber Networks, Inc. (Telecommunications)*                         10           $      280
-----------------------------------------------------------------------------------------------------
  Australia - 0.9%
    Publishing & Broadcasting Ltd. (Broadcasting)                          2,000           $   16,956
-----------------------------------------------------------------------------------------------------
  Belgium - 0.1%
    Lernout & Hauspie Speech Products N.V. (Electronics)*                     20           $    2,316
-----------------------------------------------------------------------------------------------------
  Bermuda - 0.1%
    FLAG Telecom Holdings Ltd. (Telecommunications)*                          50           $    1,131
-----------------------------------------------------------------------------------------------------
  Brazil - 3.4%
    Petroleo Brasileiro S.A. (Oils)                                          850           $   23,138
    Tele Centro Sul Participacoes S.A., ADR (Telecommunications)*            145               11,745
    Tele Norte Celular Participacoes S.A., ADR (Cellular
      Telecommunications)*                                                   100                6,200
    Tele Norte Leste Participacoes S.A., ADR (Telecommunications)            460               12,247
    Telecomunicacoes De Sao Paulo S.A. (Telecommunications)*                 500               14,844
                                                                                           ----------
                                                                                           $   68,174
-----------------------------------------------------------------------------------------------------
  Canada - 9.8%
    724 Solutions, Inc. (Internet)*                                           20           $    2,490
    Anderson Exploration Ltd. (Oils)*                                      2,000               28,916
    BCE, Inc. (Telecommunications)                                           260               32,614
    Bell Canada International, Inc. (Telecommunications)*                    400               11,500
    C-MAC Industries, Inc. (Electronics)*                                    165                7,100
    Canadian Hunter Exploration Ltd. (Oils)*                               1,120               20,048
    Celestica, Inc. (Electronics)*                                           200               10,513
    GT Group Telecom, Inc. (Telecommunications)*                              60                1,252
    Magna Entertainment Corp. (Entertainment)*                                23                   78
    Magna International, Inc. (Automotive)                                   115                4,453
    Manulife Financial Corp. (Insurance)                                     370                5,426
    Petro-Canada Co. (Oils)                                                  500                8,313
    Royal Group Technologies Ltd. (Construction)*                            250                5,422
    Sears Canada, Inc. (Retail)                                              150                3,516
    Stratos Global Corp (Telecommunications)*                                700                8,820
    Talisman Energy Inc. (Oils)*                                           1,350               38,432
    Toronto - Dominion Bank (Banks and Credit Cos.)                          270                7,206
                                                                                           ----------
                                                                                           $  196,099
-----------------------------------------------------------------------------------------------------
  China - 0.1%
    Huaneng Power International, Inc., ADR (Utilities - Electric)*           300           $    2,400
-----------------------------------------------------------------------------------------------------
  Denmark - 0.3%
    ISS International Service System (Commercial Services)                   100           $    6,559
-----------------------------------------------------------------------------------------------------
  Finland - 5.5%
    F-Secure Oyj (Computer Software - Systems)*                               75           $    5,379
    Helsingin Puhelin Oyj (Telecommunications)                               130               12,568
    HPY Holding - HTF Holding Oyj Abp (Telecommunications)*                  300               12,563
    Nokia Corp., ADR (Telecommunications)                                     85               18,466
    Nokia Oyj (Telecommunications)                                            90               19,039
    Perlos Oyj Corp. (Electronics)*                                          440               15,667
    Satama Interactive Oyj (Internet)*                                        20                  460
    Tieto Corp. (Computer Software - Systems)                                435               26,107
                                                                                           ----------
                                                                                           $  110,249
-----------------------------------------------------------------------------------------------------
  France - 8.6%
    Alcatel Alsthom Compagnie, ADR (Telecommunications)                      195           $    8,544
    Aventis S.A. (Pharmaceuticals)                                           215               11,772
    Compagnie Generale de Geophysique S.A., ADR (Oil Services)*            3,672               47,736
    Integra S.A. (Computer Software - Services)*                             185                6,479
    Natexis Co. (Finance)                                                     25                1,891
    Self Trade Co. (Finance)*                                                 10                  126
    STMicroelectronics Co. (Electronics)*                                    120               22,054
    Technip (Construction)                                                   150               18,220
    Television Francaise (Entertainment)                                      38               28,008
    Thomson Multimedia (Electronics)*                                         50                4,738
    Total Fina S.A., ADR (Oils)                                               80                5,890
    Total S.A., "B" (Oils)                                                   100               14,980
                                                                                           ----------
                                                                                           $  170,438
-----------------------------------------------------------------------------------------------------
  Germany - 7.4%
    ADVA AG Optical Networking Co. (Telecommunications)*                       5           $    3,159
    Evotec Biosystems AG (Research and Development)*                          20                1,953
    Fielmann AG, Preferred (Retail)                                          200                6,356
    Fresenius AG (Medical Supplies)                                           50               11,438
    GFT Technology AG (Computer Software - Services)*                         50               11,965
    Infineon Technologies AG (Electronics)*                                  140                7,645
    Intershop Communications AG (Internet)*                                   15                7,567
    Marschollek Lautenschlaeger, Preferred (Insurance)*                       40               23,930
    Merck KGaA (Medical)*                                                    400               12,788
    Prosieben Media AG, Preferred (Entertainment)                            330               39,800
    SAP AG, ADR (Computer Software - Systems)                                180               10,755
    Softline AG (Computer Software - Products)*                               10                  447
    Tecis Holding AG (Finance)                                                70                9,180
                                                                                           ----------
                                                                                           $  146,983
-----------------------------------------------------------------------------------------------------
  Greece - 0.9%
    Antenna TV S.A., ADR (Broadcasting)*                                     765           $   17,882
-----------------------------------------------------------------------------------------------------
  Hong Kong - 2.4%
    Hongkong.com Corp. (Internet)*                                         2,000           $      572
    Li & Fung Ltd. (Consumer Goods and Services)*                          6,000               27,971
    PetroChina Co. (Oils)*                                               116,000               19,069
                                                                                           ----------
                                                                                           $   47,612
-----------------------------------------------------------------------------------------------------
  Hungary - 0.9%
    Magyar Tavkozlesi Rt., ADR (Telecommunications)                          210           $    9,371
    OTP Bank (Banks and Credit Cos.)                                         140                7,525
                                                                                           ----------
                                                                                           $   16,896
-----------------------------------------------------------------------------------------------------
  Ireland - 0.7%
    Anglo Irish Bank Corp. PLC (Banks and Credit Cos.)*                    3,789           $    9,302
    Trintech Group PLC, ADR (Computer Software - Products)*                  100                3,900
                                                                                           ----------
                                                                                           $   13,202
-----------------------------------------------------------------------------------------------------
  Israel - 0.3%
    Advanced Vision Technology Ltd. (Printing and Publishing)*                10           $      198
    Jacada Ltd. (Computer Software - Services)*                              100                1,463
    Partner Communications Co. Ltd., ADR (Cellular Telephones)               300                4,987
                                                                                           ----------
                                                                                           $    6,648
-----------------------------------------------------------------------------------------------------
  Italy - 0.7%
    Telecom Italia Mobile S.p.A. (Telecommunications)                        600           $    7,363
    Telecom Italia Mobile S.p.A., Saving Shares
      (Telecommunications)                                                 1,540                7,370
                                                                                           ----------
                                                                                           $   14,733
-----------------------------------------------------------------------------------------------------
  Japan - 19.4%
    Canon, Inc., ADR (Special Products and Services)                         570           $   24,581
    Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)                       1,000               18,735
    Crayfish Co. Ltd., ADR (Internet)*                                       110                4,180
    Daiwa Securities Group, Inc. (Banks and Credit Cos.)                   1,000               18,804
    Eisai Co. Ltd. (Medical and Health Products)                           1,000               26,354
    Fast Retailing Co. (Retail)                                              300              131,966
    Hitachi Ltd. (Electronics)                                             1,000               11,876
    Meitec Corp. (Computer Software - Systems)                               500               17,537
    Mimasu Semiconductor Industry Co. Ltd. (Electronics)                     700               12,972
    Nippon Telegraph & Telephone Co. (Utilities - Telephone)                   1               15,881
    Orix Corp. (Financial Services)                                          120               17,362
    Pioneer Electronic Corp. (Electronics)                                 1,000               28,352
    Sanwa Bank, Ltd. (Banks and Credit Cos.)                               1,000               10,405
    Sanyo Electric Co. (Electronics)                                       2,000               11,925
    Sumitomo Bank Ltd. (Banks and Credit Cos.)                             1,000               14,906
    Toshiba Corp. (Electronics)                                            2,000               20,382
                                                                                           ----------
                                                                                           $  386,218
-----------------------------------------------------------------------------------------------------
  Luxembourg
    Thiel Logistik AG (Computer Software - Services)*                         10           $      555
-----------------------------------------------------------------------------------------------------
  Mexico - 1.4%
    Grupo Continential S.A. (Food and Beverage Products)                   1,450           $    1,796
    Grupo Financiero Banorte S.A. de C.V. (Finance)*                       4,700                7,118
    Kimberly-Clark de Mexico S.A. de C.V. (Forest and Paper
      Products)                                                            2,600                8,949
    Wal-Mart De Mexico S.A. De C.V., ADR (Retail)*                           375                9,374
                                                                                           ----------
                                                                                           $   27,237
-----------------------------------------------------------------------------------------------------
  Netherlands - 6.7%
    Akzo Nobel N.V. (Chemicals)                                              150           $    6,404
    Completel Europe N.V. (Telecommunications)*                               40                  797
    Equant N.V. (Computer Software - Services)*                               70                5,809
    Equant N.V., Registered Shares (Computer Software - Services)*            30                2,552
    Fugro N.V. (Engineering)*                                                757               37,788
    Hunter Douglas N.V., ADR (Consumer Goods and Services)*                  280                7,156
    Koninklijke Ahrend Groep N.V. (Consumer Goods and Services)*             688                8,759
    Koninklijke Philips Electronics N.V. (Electronics)                        75               12,606
    KPN N.V. (Telecommunications)*                                           165               18,897
    Verenigde Nederlandse Uitgeversbedrijven Verenigd Bezit
      (Publishing)                                                           220               12,961
    Versatel Telecommunications Co. (Telecommunications)*                    435               20,170
                                                                                           ----------
                                                                                           $  133,899
-----------------------------------------------------------------------------------------------------
  New Zealand - 0.6%
    Warehouse Group (Retail)                                               6,000           $   12,192
-----------------------------------------------------------------------------------------------------
  Norway - 2.5%
    P4 Radio Hele Norge ASA (Broadcasting)                                 4,200           $   21,152
    Petroleum Geo-Services ASA, ADR (Oils)*                                  400                6,925
    Schibsted ASA (Publishing)                                               870               21,546
                                                                                           ----------
                                                                                           $   49,623
-----------------------------------------------------------------------------------------------------
  Poland - 0.3%
    Polski Koncern Naftowy S.A., GDR (Oils)*##                               550           $    6,050
-----------------------------------------------------------------------------------------------------
  Portugal - 0.2%
    Telecel - Comunicacoes Pessoais, S.A. (Telecommunications)               250           $    4,882
-----------------------------------------------------------------------------------------------------
  Singapore - 1.9%
    Overseas Union Bank Ltd. (Banks and Credit Cos.)                       2,000           $    8,999
    Overseas-Chinese Banking Corp. Ltd. (Banks and Credit Cos.)            1,000                6,194
    Singapore Press Holdings Ltd. (Printing and Publishing)                1,000               15,953
    St Assembly Test Services Ltd., ADR (Electronics)*                       120                5,820
                                                                                           ----------
                                                                                           $   36,966
-----------------------------------------------------------------------------------------------------
  South Korea - 0.2%
    Mirae Corp., ADR (Electronics)                                           100           $    1,083
    Pohang Iron & Steel Co. Ltd., ADR (Construction)                         100                2,750
                                                                                           ----------
                                                                                           $    3,833
-----------------------------------------------------------------------------------------------------
  Spain - 2.0%
    Centros Comerciales Continente, S.A. (Retail)                            250           $    4,221
    Cortefiel S.A. (Retail)                                                  300                7,107
    Telefonica de Espana S.A., ADR (Telecommunications)                      333               24,850
    Telefonica Publicidad e Informacion S.A. (Utilities -
      Telephone)*                                                            100                4,375
                                                                                           ----------
                                                                                           $   40,553
-----------------------------------------------------------------------------------------------------
  Sweden - 4.8%
    Allgon AB, "B" (Electronics)                                             400           $    9,973
    Ericsson LM, ADR (Telecommunications)*                                   250               23,453
    Framtidsfabriken AB (Internet)*                                          325                7,953
    Micronic Laser Systems AB (Electronics)*                                  30                  550
    Saab AB, "B" (Aerospace)                                               1,800               17,952
    Skandia Forsakrings AB (Insurance)                                       300               14,229
    Tele1 Europe Holdings AB (Telecommunications)*                            30                  569
    Trio AB (Computer Software-Products and Services)*                     3,500               21,106
                                                                                           ----------
                                                                                           $   95,785
-----------------------------------------------------------------------------------------------------
  Switzerland - 0.8%
    Carrier 1 International S.A., ADR (Telecommunications)*                   20           $    1,914
    Fantastic Corp. (Computer Software - Systems)*                           150                4,447
    Synthes-Stratec, Inc. (Medical Products)*                                 20                9,600
                                                                                           ----------
                                                                                           $   15,961
-----------------------------------------------------------------------------------------------------
  Thailand - 0.3%
    BEC World Public Co. Ltd. (Television)                                 1,000           $    6,138
-----------------------------------------------------------------------------------------------------
  United Kingdom - 8.8%
    365 Corp. PLC (Telecommunications)*                                      150           $      501
    AstraZeneca Group PLC (Medical and Health Products)                      269               10,855
    British Telecommunications PLC (Telecommunications)*                     758               14,176
    Cable & Wireless Communication PLC (Telecommunications)*                  80                6,800
    Capital Radio PLC (Broadcasting)                                         710               19,154
    Compass Group (Restaurants and Food Service)                           1,000               12,987
    Energis PLC (Telecommunications)*                                        350               16,350
    interactive invest international PLC (Internet)*                         170                  525
    Matalan PLC (Apparel and Textiles)                                     2,200               20,134
    NDS Group PLC, ADR (Internet)*                                            30                2,115
    QXL.com PLC (Internet)*                                                  175                2,785
    TeleWest Communications PLC (Entertainment)*                           2,190               16,870
    Thus PLC (Internet)*                                                     460                3,514
    Vodafone AirTouch PLC (Telecommunications)*                            5,896               32,844
    Vodafone Group PLC, ADR (Telecommunications)                             265               14,724
                                                                                           ----------
                                                                                           $  174,334
-----------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                       $1,832,784
-----------------------------------------------------------------------------------------------------
U.S. Stocks - 9.2%
  Agricultural Products - 0.8%
    AGCO Corp.                                                             1,480           $   16,835
-----------------------------------------------------------------------------------------------------
  Business Services - 1.7%
    Carbo Ceramics, Inc.                                                   1,000           $   28,125
    IMRglobal Corp.*                                                         365                5,247
                                                                                           ----------
                                                                                           $   33,372
-----------------------------------------------------------------------------------------------------
  Computer Software - Systems - 0.4%
    Poet Holdings, Inc.*                                                      65           $    7,342
-----------------------------------------------------------------------------------------------------
  Electronics - 0.5%
    Novellus Systems, Inc.*                                                  180           $   10,102
-----------------------------------------------------------------------------------------------------
  Internet - 0.1%
    AsiaInfo Holdings, Inc.*                                                  20           $    1,210
-----------------------------------------------------------------------------------------------------
  Medical and Health Products - 0.5%
    Pharmacia & Upjohn, Inc.                                                 175           $   10,369
-----------------------------------------------------------------------------------------------------
  Oil Services - 3.3%
    Diamond Offshore Drilling, Inc.                                          400           $   15,975
    Global Industries, Inc.*                                               1,300               19,012
    Global Marine, Inc.*                                                     100                2,538
    Halliburton Co.                                                          680               27,880
                                                                                           ----------
                                                                                           $   65,405
-----------------------------------------------------------------------------------------------------
  Oils - 0.7%
    Newfield Exploration Co.*                                                150           $    5,287
    Transocean Sedco Forex, Inc.                                             175                8,980
                                                                                           ----------
                                                                                           $   14,267
-----------------------------------------------------------------------------------------------------
  Telecommunications - 1.2%
    Global TeleSystems Group, Inc.*                                          150           $    3,075
    Nortel Networks Corp.                                                    170               21,420
                                                                                           ----------
                                                                                           $   24,495
-----------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                          $  183,397
-----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,509,825)                                            $2,016,181

Other Assets, Less Liabilities - (1.2)%                                                       (23,460)
-----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                        $1,992,721
-----------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) - March 31, 2000

MFS INTERNATIONAL STRATEGIC GROWTH FUND

Stocks - 94.2%
-----------------------------------------------------------------------------------------------------
ISSUER                                                                    SHARES                VALUE
-----------------------------------------------------------------------------------------------------
  Foreign Stocks - 92.3%
    Argentina
      Impsat Fiber Networks, Inc. (Telecommunications)*                       10           $      280
-----------------------------------------------------------------------------------------------------
  Australia - 2.2%
    Publishing & Broadcasting Ltd. (Broadcasting)                          1,620           $   13,734
    QBE Insurance Group Ltd. (Insurance)*                                  7,248               30,746
                                                                                           ----------
                                                                                           $   44,480
-----------------------------------------------------------------------------------------------------
  Bermuda - 0.3%
    FLAG Telecom Holdings Ltd. (Telecommunications)*                         240           $    5,430
-----------------------------------------------------------------------------------------------------
  Canada - 6.3%
    724 Solutions, Inc. (Internet)*                                           20           $    2,490
    Aliant, Inc. (Telecommunications)                                        905               24,299
    Anderson Exploration Ltd. (Oils)*                                      1,000               14,458
    BCE, Inc. (Telecommunications)                                           185               23,053
    Bell Canada International, Inc. (Telecommunications)*                  1,150               32,382
    Canadian National Railway Co. (Railroads)                              1,000               26,688
    GT Group Telecom, Inc. (Telecommunications)*                              60                1,253
                                                                                           ----------
                                                                                           $  124,623
-----------------------------------------------------------------------------------------------------
  Finland - 2.7%
    Helsingin Puhelin Oyj (Telecommunications)                               460           $   44,471
    HPY Holding - HTF Holding Oyj Abp
      (Telecommunications)*                                                  200                8,376
                                                                                           ----------
                                                                                           $   52,847
-----------------------------------------------------------------------------------------------------
  France - 11.5%
    Aventis S.A. (Pharmaceuticals)                                           305           $   16,699
    Banque Nationale de Paris (Banks and Credit Cos.)                        170               13,425
    Bouygues S.A. (Construction)                                              48               38,043
    Castorama Dubois Investisse (Stores)                                      98               21,050
    Integra SA (Computer Software - Services)*                               150                5,253
    Sanofi-Synthelabo S.A. (Medical and Health Products)*                    870               33,186
    Technip (Construction)                                                   130               15,791
    Television Francaise (Entertainment)                                      20               14,741
    Total S.A., "B" (Oils)                                                   250               37,450
    Vivendi (Business Services)                                              300               34,603
                                                                                           ----------
                                                                                           $  230,241
-----------------------------------------------------------------------------------------------------
  Germany - 2.6%
    Prosieben Media AG, Preferred (Entertainment)*                           435           $   52,464
-----------------------------------------------------------------------------------------------------
  Greece - 0.5%
    Antenna TV S.A., ADR (Broadcasting)*                                     450           $   10,519
-----------------------------------------------------------------------------------------------------
  India
    SSI Ltd., GDR (Computer Software - Services)*##                           40           $      540
-----------------------------------------------------------------------------------------------------
  Ireland - 0.8%
    Anglo Irish Bank Corp. PLC (Banks and Credit Cos.)                     6,085           $   14,939
-----------------------------------------------------------------------------------------------------
  Israel - 0.5%
    Partner Communications Co. Ltd., ADR (Cellular
      Telephones)                                                            630           $   10,474
-----------------------------------------------------------------------------------------------------
  Italy - 1.9%
    Telecom Italia Mobile S.p.A., Saving Shares
      (Telecommunications)*                                                7,900           $   37,809
-----------------------------------------------------------------------------------------------------
  Japan - 20.9%
    Canon, Inc., ADR (Special Products and Services)                       1,100           $   47,438
    Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)                       2,000               37,471
    Chukyo Coca-Cola Bottling Co. Ltd. (Food and Beverage
      Products)                                                            1,000                9,938
    Eiden Co. Ltd. (Retail)                                                1,000                9,256
    Fast Retailing Co. (Retail)                                              100               43,989
    Fuji Heavy Industries Ltd. (Automotive)                                2,000               16,231
    Hitachi Ltd. (Electronics)                                             1,000               11,876
    Hitachi Ltd., ADR (Electronics)                                          210               25,594
    Mikuni Coca-Cola Bottling Co. Ltd. (Food and Beverage
      Products)                                                            1,000               12,578
    Mimasu Semiconductor Industry Co. Ltd. (Electronics)                     600               11,118
    Mitsubishi Motor (Automotive)                                          2,000                7,599
    Nippon Telegraph & Telephone Co. (Utilities -
      Telephone)                                                               2               31,762
    NTT Mobile Communications Network, Inc.
      (Telecommunications)                                                     2               82,034
    Pioneer Corp. (Electronics)                                              700               20,431
    Sony Corp. (Electronics)                                                 100               14,127
    Sony Corp. - New (Electronics)                                           100               14,224
    Toshiba Corp. (Electronics)                                            2,000               20,382
                                                                                           ----------
                                                                                           $  416,048
-----------------------------------------------------------------------------------------------------
  Mexico - 0.9%
    Grupo Continential S.A. (Food and Beverage Products)                   5,700           $    7,061
    Kimberly-Clark de Mexico S.A. de C.V. (Forest and
      Paper Products)                                                      2,925               10,067
                                                                                           ----------
                                                                                           $   17,128
-----------------------------------------------------------------------------------------------------
  Netherlands - 8.4%
    Akzo Nobel N.V. (Chemicals)                                            1,130           $   48,241
    Completel Europe N.V. (Telecommunications)*                               40                  797
    Fox Kids Europe N.V. (Telecommunications)*                               100                2,106
    Fugro N.V. (Engineering)*                                                166                8,286
    ING Groep N.V. (Financial Services)*                                     490               26,547
    Koninklijke Philips Electronics N.V. (Electronics)                       170               28,574
    KPN N.V. (Telecommunications)*                                           330               37,795
    Libertel N.V. (Cellular Telephones)*                                     660               14,088
                                                                                           ----------
                                                                                           $  166,434
-----------------------------------------------------------------------------------------------------
  New Zealand - 0.7%
    Warehouse Group (Retail)                                               6,400           $   13,004
-----------------------------------------------------------------------------------------------------
  Norway - 2.3%
    NetCom ASA (Telecommunications)*                                          90           $    4,500
    P4 Radio Hele Norge ASA (Broadcasting)                                 2,850               14,353
    Schibsted ASA (Publishing)                                               650               16,098
    Sparebanken NOR (Banks and Credit Cos.)                                  600               11,305
                                                                                           ----------
                                                                                           $   46,256
-----------------------------------------------------------------------------------------------------
  Portugal - 1.7%
    Banco Pinto & Sotto Mayor S.A. (Banks and Credit Cos.)                   720           $   16,279
    Telecel - Comunicacoes Pessoais, S.A
      (Telecommunications)                                                   900               17,574
                                                                                           ----------
                                                                                           $   33,853
-----------------------------------------------------------------------------------------------------
  Singapore - 3.2%
    DBS Group Holdings Ltd. (Financial Services)*                          1,000           $   13,206
    Overseas Union Bank Ltd. (Banks and Credit Cos.)                       5,142               23,137
    Overseas-Chinese Banking Corp. Ltd. (Banks and Credit Cos.)            2,000               12,388
    Singapore Press Holdings Ltd. (Printing and
      Publishing)                                                          1,000               15,953
                                                                                           ----------
                                                                                           $   64,684
-----------------------------------------------------------------------------------------------------
  South Korea
    Mirae Corp., ADR (Electronics)*                                           80           $      866
-----------------------------------------------------------------------------------------------------
  Spain - 0.9%
    Repsol S.A. (Oils)                                                       800           $   17,544
-----------------------------------------------------------------------------------------------------
  Sweden - 2.6%
    Micronic Laser Systems AB (Electronics)*                                  30           $      550
    NetCom AB (Telecommunications)*                                           80                6,912
    Saab AB, "B" (Aerospace)                                               4,450               44,381
    Tele1 Europe Holdings AB (Telecommunications)*                            30                  569
                                                                                           ----------
                                                                                           $   52,412
-----------------------------------------------------------------------------------------------------
  Switzerland - 0.9%
    Nestle S.A. (Food and Beverage Products)                                  10           $   17,931
-----------------------------------------------------------------------------------------------------
  United Kingdom - 20.1%
    AstraZeneca Group PLC (Medical and Health Products)                      790           $   31,974
    BP Amoco PLC (Oils)                                                    2,400               22,260
    British Aerospace PLC (Aerospace)*                                     2,800               15,598
    Cable & Wireless Communications PLC
      (Telecommunications)                                                 2,950               49,535
    Cable & Wireless Communications PLC, ADR
      (Telecommunications)*                                                  500                9,383
    Capital Radio PLC (Broadcasting)                                         250                6,744
    Carlton Communicatons PLC (Broadcasting)                               2,150               25,938
    CGU PLC (Insurance)*                                                   2,000               27,726
    Diageo PLC (Food and Beverage Products)*                               2,200               16,571
    Matalan PLC (Apparel and Textiles)                                     2,500               22,879
    NDS Group PLC, ADR (Internet)*                                            30                2,115
    Next PLC (Stores)                                                      2,100               15,542
    Reckitt Benckiser PLC (Consumer Goods and Services)*                   1,800               17,046
    Royal Bank of Scotland PLC (Banks and Credit Cos.)                     1,177               17,328
    Thus PLC (Internet)*                                                     460                3,514
    United News & Media PLC (Broadcasting)                                 2,400               31,475
    Vodafone AirTouch PLC (Telecommunications)*                           15,261               85,013
                                                                                           ----------
                                                                                           $  400,641
-----------------------------------------------------------------------------------------------------
  Venezuela - 0.4%
    Mavesa S.A. (Consumer Goods and Services)                              3,000           $    7,875
-----------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                       $1,839,322
-----------------------------------------------------------------------------------------------------
U.S. Stocks - 1.9%
  Internet
    VIA NET.WORKS, Inc.*                                                      30           $      797
-----------------------------------------------------------------------------------------------------
  Telecommunications - 1.9%
    NTL, Inc.*                                                               400           $   37,125
-----------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                          $   37,922
-----------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,577,809)                                                 $1,877,244
-----------------------------------------------------------------------------------------------------

Short-Term Obligation - 4.0%
-----------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)                VALUE
-----------------------------------------------------------------------------------------------------
    Federal Home Loan Bank Corp., due 4/03/00, at
      Amortized Cost                                                  $       80           $   79,973
-----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,657,782)                                            $1,957,217

Other Assets, Less Liabilities - 1.8%                                                          36,837
-----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                        $1,994,054
-----------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) - March 31, 2000

MFS INTERNATIONAL VALUE FUND

Stocks - 90.0%
-----------------------------------------------------------------------------------------------------
ISSUER                                                                      SHARES              VALUE
-----------------------------------------------------------------------------------------------------
Foreign Stocks - 74.2%
  Australia - 2.4%
    Australia & New Zealand Banking Group Ltd. (Banks and
      Credit Cos.)*                                                          894             $  5,635
    QBE Insurance Group Ltd. (Insurance)*                                  4,212               17,867
                                                                                             --------
                                                                                             $ 23,502
-----------------------------------------------------------------------------------------------------
  Bermuda
    FLAG Telecom Holdings Ltd. (Telecommunications)*                          20             $    452
-----------------------------------------------------------------------------------------------------
  Canada - 2.6%
    BCE, Inc. (Telecommunications)                                           130             $ 16,307
    Canadian National Railway Co. (Railroads)                                360                9,607
                                                                                             --------
                                                                                             $ 25,914
-----------------------------------------------------------------------------------------------------
  Denmark - 0.7%
    ISS International Service System (Commercial Services)                   100             $  6,559
-----------------------------------------------------------------------------------------------------
  France - 9.6%
    Aventis S.A. (Pharmaceuticals)                                            90             $  4,928
    Axa (Insurance)                                                           40                5,670
    Castorama Dubois Investisse (Stores)                                      88               18,902
    Pin Printemps Redout (Retailer)                                           48                8,895
    Sanofi-Synthelabo S.A. (Medical and Health Products)*                    152                5,798
    STMicroelectronics Co. (Electronics)*                                     65               11,946
    Television Francaise (Entertainment)                                      47               34,641
    Total Fina S.A., ADR (Oils)                                               72                5,301
                                                                                             --------
                                                                                             $ 96,081
-----------------------------------------------------------------------------------------------------
  Germany - 1.9%
    Henkel KGaA, Preferred (Chemicals)                                       127             $  7,294
    Prosieben Media AG, Preferred (Entertainment)*                           100               12,061
                                                                                             --------
                                                                                             $ 19,355
-----------------------------------------------------------------------------------------------------
  Hong Kong - 1.8%
    China Telecom Ltd. (Telecommunications)                                2,000             $ 17,595
-----------------------------------------------------------------------------------------------------
  Italy - 3.0%
    E.Biscom S.p.A. (Internet)*                                               20             $  5,265
    San Paolo - Imi S.p.A. (Banks and Credit Cos.)                           670                9,177
    Telecom Italia S.p.A. (Telecommunications)                             1,020               15,231
                                                                                             --------
                                                                                             $ 29,673
-----------------------------------------------------------------------------------------------------
  Japan - 18.5%
    Canon, Inc. (Special Products and Services)                            1,000             $ 43,355
    Fuji Heavy Industries Ltd. (Automotive)                                2,000               16,232
    Fujitsu Ltd. (Computer Hardware - Systems)                             1,000               30,690
    Hitachi Ltd. (Electronics)                                             1,000               11,876
    Orix Corp. (Financial Services)                                          120               17,362
    Sony Corp. (Electronics)                                                 100               14,127
    Sony Corp. - New (Electronics)                                           100               14,224
    Terumo Corp. (Medical Products)                                        1,000               30,008
    Uni Charm Corp. (Forest and Paper Products)                              100                6,576
                                                                                             --------
                                                                                             $184,450
-----------------------------------------------------------------------------------------------------
  Mexico - 0.4%
    Fomento Economico Mexicano S.A. (Food and Beverage Products)              90             $  4,050
-----------------------------------------------------------------------------------------------------
  Netherlands - 4.9%
    Akzo Nobel N.V. (Chemicals)                                              423             $ 18,059
    Hunter Douglas N.V., ADR (Consumer Goods and Services)*                  386                9,865
    ING Groep N.V. (Financial Services)*                                      53                2,871
    KPN N.V. (Telecommunications)*                                           100               11,453
    Royal Dutch Petroleum Co., ADR (Oils)                                    113                6,505
                                                                                             --------
                                                                                             $ 48,753
-----------------------------------------------------------------------------------------------------
  Norway - 0.4%
    Schibsted ASA (Publishing-Newspapers)                                    160             $  3,963
-----------------------------------------------------------------------------------------------------
  Spain - 6.1%
    Altadis S.A. (Tobacco)*                                                1,862             $ 24,596
    Banco Popular Espanol S.A. (Banks and Credit Cos.)*                      174                5,330
    Repsol S.A. (Oils)                                                       270                5,921
    Telefonica S.A. (Telecommunications)*                                  1,004               25,371
                                                                                             --------
                                                                                             $ 61,218
-----------------------------------------------------------------------------------------------------
  Sweden - 2.8%
    Saab AB, "B" (Aerospace)                                               1,533             $ 15,289
    Skandia Forsakrings AB (Insurance)                                       262               12,427
    Tele1 Europe Ab Ord Shs (Telecommunications)*                             20                  379
                                                                                             --------
                                                                                             $ 28,095
-----------------------------------------------------------------------------------------------------
  Switzerland - 1.5%
    Carrier 1 Intl. S.A., ADR (Telecommunications)*                           10             $    957
    Nestle S.A. (Food and Beverage Products)                                   8               14,345
                                                                                             --------
                                                                                             $ 15,302
-----------------------------------------------------------------------------------------------------
  United Kingdom - 17.6%
    AstraZeneca Group PLC (Medical and Health Products)                      154             $  6,233
    Boots Co. PLC (Retail)*                                                  970                8,325
    BP Amoco PLC, ADR (Oils)                                                 312               16,556
    British Aerospace PLC (Aerospace)*                                     1,316                7,331
    British Telecommunications PLC (Telecommunications)*                     623               11,651
    Cable & Wireless Communications PLC (Telecommunications)                 490                8,228
    Carlton Communicatons PLC (Broadcasting)*                                500                6,032
    CGU PLC (Insurance)*                                                     300                4,159
    Compass Group (Restaurants and Food Service)                           1,883               24,455
    Diageo PLC (Food and Beverage Products)*                                 983                7,404
    Lloyds TSB Group PLC (Banks and Credit Cos.)*                            500                5,284
    Matalan PLC (Retailer)                                                   950                8,694
    Reuters Group PLC (Business Services)                                  1,065               21,527
    United News & Media PLC (Broadcasting)                                   800               10,492
    Vodafone AirTouch PLC (Telecommunications)*                            5,188               28,900
                                                                                             --------
                                                                                             $175,271
-----------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                         $740,233
-----------------------------------------------------------------------------------------------------
U.S. Stocks - 15.8%
  Automotive - 0.2%
    Delphi Automotive Systems Corp.                                          118             $  1,888
-----------------------------------------------------------------------------------------------------
  Business Machines - 2.8%
    Hewlett-Packard Co.                                                      190             $ 25,187
    Xerox Corp.                                                               94                2,444
                                                                                             --------
                                                                                             $ 27,631
-----------------------------------------------------------------------------------------------------
  Business Services - 0.1%
    United Parcel Service, Inc.                                               20             $  1,260
-----------------------------------------------------------------------------------------------------
  Chemicals - 0.5%
    Monsanto Co.                                                             100             $  5,150
-----------------------------------------------------------------------------------------------------
  Conglomerates - 0.9%
    Tyco International Ltd.                                                  188             $  9,376
-----------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.5%
    Philip Morris Co., Inc.                                                  223             $  4,711
-----------------------------------------------------------------------------------------------------
  Electrical Equipment - 2.5%
    Emerson Electric Co.                                                     200             $ 10,575
    General Electric Co.                                                      90               13,967
                                                                                             --------
                                                                                             $ 24,542
-----------------------------------------------------------------------------------------------------
  Financial Institutions - 1.6%
    Goldman Sachs Group, Inc.                                                 50             $  5,256
    Merrill Lynch & Co., Inc.                                                100               10,500
                                                                                             --------
                                                                                             $ 15,756
-----------------------------------------------------------------------------------------------------
  Food and Beverage Products - 1.4%
    Anheuser-Busch Cos., Inc.                                                226             $ 14,068
-----------------------------------------------------------------------------------------------------
  Insurance - 2.8%
    American International Group, Inc.                                       140             $ 15,330
    ReliaStar Financial Corp.                                                386               13,076
                                                                                             --------
                                                                                             $ 28,406
-----------------------------------------------------------------------------------------------------
  Internet
    VIA NET.WORKS, Inc.*                                                      10             $    266
-----------------------------------------------------------------------------------------------------
  Machinery - 0.4%
    Ingersoll Rand Co.                                                       100             $  4,425
-----------------------------------------------------------------------------------------------------
  Medical and Health Products - 0.8%
    Pharmacia & Upjohn, Inc.                                                 130             $  7,702
-----------------------------------------------------------------------------------------------------
  Oil Services - 1.3%
    Atlantic Richfield Co.                                                   100             $  8,500
    Halliburton Co.                                                          100                4,100
                                                                                             --------
                                                                                             $ 12,600
-----------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                            $157,781
-----------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $703,144)                                                     $898,014
-----------------------------------------------------------------------------------------------------
Short-Term Obligation - 9.0%
-----------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                   (000 OMITTED)
-----------------------------------------------------------------------------------------------------
    Federal Home Loan Bank Corp., due 4/03/00, at Amortized Cost         $    90             $ 89,970
-----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $793,114)                                                $987,984

Other Assets, Less Liabilities - 1.0%                                                          10,383
-----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                          $998,367
-----------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------------------------------------------------
                                                                                       INTERNATIONAL
                                                                  INTERNATIONAL            STRATEGIC        INTERNATIONAL
                                                                  OPPORTUNITIES               GROWTH                VALUE
MARCH 31, 2000                                                             FUND                 FUND                 FUND
-------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,509,825,
    $1,657,782 and $793,114, respectively)                           $2,016,181           $1,957,217           $  987,984
  Cash                                                                    3,241                8,194                3,314
  Foreign currency, at value (identified cost $704,
    $735 and $3,327, respectively)                                          708                  732                3,159
  Receivable for investments sold                                        24,117               65,176                1,288
  Receivable for Fund shares sold                                            19                 --                   --
  Interest and dividends receivable                                       3,868                4,452                3,237
  Other assets                                                                7                    7                    7
                                                                     ----------           ----------           ----------
      Total assets                                                   $2,048,141           $2,035,778           $  998,989
                                                                     ----------           ----------           ----------
Liabilities:
  Payable for investments purchased                                  $   55,343           $   41,629           $      575
  Payable to affiliates -
    Reimbursement fee                                                        77                   95                   47
                                                                     ----------           ----------           ----------
      Total liabilities                                              $   55,420           $   41,724           $      622
                                                                     ----------           ----------           ----------
Net assets                                                           $1,992,721           $1,994,054           $  998,367
                                                                     ==========           ==========           ==========
Net assets consist of:
  Paid-in-capital                                                    $1,322,898           $1,547,795           $  712,667
  Unrealized appreciation on investments and
    translation of assets and liabilities in foreign
    currencies                                                          506,171              299,389              194,577
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                       171,180              152,095               95,760
  Accumulated net investment loss                                        (7,528)              (5,225)              (4,637)
                                                                     ----------           ----------           ----------
      Total                                                          $1,992,721           $1,994,054           $  998,367
                                                                     ==========           ==========           ==========
Shares of beneficial interest outstanding:
  Class A                                                                 6,614               23,356               81,564
  Class I                                                               109,527              113,187               12.977
                                                                     ----------           ----------           ----------
      Total shares of beneficial interest outstanding                   116,141              136,543               81,577
                                                                     ----------           ----------           ----------
Net assets:
  Class A                                                            $  113,390           $  340,305           $  998,208
  Class I                                                             1,879,331            1,653,749               158.90
                                                                     ----------           ----------           ----------
      Total net assets                                               $1,992,721           $1,994,054           $  998,367
                                                                     ==========           ==========           ==========
Class A shares:
  Net asset value, offering price, and redemption price per share
   (net assets / shares of beneficial interest outstanding)            $17.15               $14.57               $12.24
                                                                       ======               ======               ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets / shares of beneficial interest outstanding)           $17.16               $14.61               $12.24
                                                                       ======               ======               ======
See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statements of Operations (Unaudited)
---------------------------------------------------------------------------------------------------------------
                                                                             INTERNATIONAL
                                                        INTERNATIONAL            STRATEGIC        INTERNATIONAL
                                                        OPPORTUNITIES               GROWTH                VALUE
SIX MONTHS ENDED MARCH 31, 2000                                  FUND                 FUND                 FUND
---------------------------------------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                $  5,890             $  8,643             $ 10,091
    Interest                                                    1,494                1,987                1,221
    Foreign taxes withheld                                       (749)              (1,035)              (1,472)
                                                             --------             --------             --------
      Total investment income                                $  6,635             $  9,595             $  9,840
                                                             --------             --------             --------
  Expenses -
    Management fee                                           $  7,850             $  8,145             $  5,149
    Shareholder servicing agent fee                               805                  834                  529
    Distribution and service fee (Class A)                        270                  744                2,386
    Administrative fee                                             90                   92                   55
    Custodian fee                                               5,349                5,942                4,365
    Printing                                                    3,301                2,470                  744
    Postage                                                       132                   97                  173
    Auditing fees                                               9,600                9,601                9,775
    Legal fees                                                   --                   --                    129
    Registration fees                                            --                   --                  1,510
    Miscellaneous                                               1,988                  615                  334
                                                             --------             --------             --------
      Total expenses                                         $ 29,385             $ 28,540             $ 25,149
    Fees paid indirectly                                         (238)                (216)                (164)
    Reduction of expenses by investment adviser and
      distributor                                             (15,056)             (13,703)             (15,740)
                                                             --------             --------             --------
      Net expenses                                           $ 14,091             $ 14,621             $  9,245
                                                             --------             --------             --------
        Net investment income (loss)                         $ (7,456)            $ (5,026)            $    595
                                                             --------             --------             --------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                  $179,923             $159,716             $101,576
    Foreign currency transactions                                (504)                 174                  (11)
                                                             --------             --------             --------
      Net realized gain on investments and foreign
        currency transactions                                $179,419             $159,890             $101,565
                                                             --------             --------             --------
  Change in unrealized appreciation (depreciation) -
    Investments                                              $476,698             $266,721             $ 92,997
    Translation of assets and liabilities in foreign
      currencies                                                 (117)                 (57)                (195)
                                                             --------             --------             --------
      Net unrealized gain on investments and foreign
        currency translation                                 $476,581             $266,664             $ 92,802
                                                             --------             --------             --------
        Net realized and unrealized gain on
          investments and foreign currency                   $656,000             $426,554             $194,367
                                                             --------             --------             --------
          Increase in net assets from operations             $648,544             $421,528             $194,962
                                                             ========             ========             ========

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statements of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS ENDED                  YEAR ENDED
                                                               MARCH 31, 2000          SEPTEMBER 30, 1999
INTERNATIONAL OPPORTUNITIES FUND                                  (UNAUDITED)
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                              $   (7,456)                 $   (2,270)
  Net realized gain on investments and foreign currency
    transactions                                                      179,419                     245,016
  Net unrealized gain on investments and foreign currency
    translation                                                       476,581                     142,028
                                                                   ----------                  ----------
      Increase in net assets from operations                       $  648,544                  $  384,774
                                                                   ----------                  ----------
Distributions declared to shareholders -
  From net investment income (Class A)                             $     --                    $   (1,540)
  From net investment income (Class I)                                   --                        (2,627)
  From net realized gain on investments and foreign currency
    transactions (Class A)                                            (12,575)                       --
  From net realized gain on investments and foreign currency
    transactions (Class I)                                           (223,035)                       --
  In excess of net investment income (Class A)                           --                          (118)
  In excess of net investment income (Class I)                           --                          (201)
                                                                   ----------                  ----------
      Total distributions declared to shareholders                 $ (235,610)                 $   (4,486)
                                                                   ----------                  ----------
Net increase (decrease) in net assets from Fund share
  transactions                                                     $  473,020                  $ (538,795)
                                                                   ----------                  ----------
      Total increase (decrease) in net assets                      $  885,954                  $ (158,507)
Net assets:
  At beginning of period                                            1,106,767                   1,265,274
                                                                   ----------                  ----------
  At end of period (including accumulated net investment loss
    of $7,528 and $72, respectively)                               $1,992,721                  $1,106,767
                                                                   ==========                  ==========

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statements of Changes in Net Assets - continued
----------------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS ENDED                  YEAR ENDED
                                                               MARCH 31, 2000          SEPTEMBER 30, 1999
INTERNATIONAL STRATEGIC GROWTH FUND                               (UNAUDITED)
--------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                                     $   (5,026)                 $    2,131
  Net realized gain on investments and foreign currency
    transactions                                                      159,890                     270,480
  Net unrealized gain on investments and foreign currency
    translation                                                       266,664                      84,982
                                                                   ----------                  ----------
      Increase in net assets from operations                       $  421,528                  $  357,593
                                                                   ----------                  ----------
Distributions declared to shareholders -
  From net investment income (Class A)                             $     (180)                 $     (335)
  From net investment income (Class I)                                   (841)                     (3,397)
  From net realized gain on investments and foreign currency
    transactions (Class A)                                            (48,541)                     (2,982)
  From net realized gain on investments and foreign currency
    transactions (Class I)                                           (227,152)                    (30,212)
                                                                   ----------                  ----------
      Total distributions declared to shareholders                 $ (276,714)                 $  (36,926)
                                                                   ----------                  ----------
Net increase (decrease) in net assets from Fund share
  transactions                                                     $  580,670                  $  (17,817)
                                                                   ----------                  ----------
      Total increase in net assets                                 $  725,484                  $  302,850
Net assets:
  At beginning of period                                            1,268,570                     965,720
                                                                   ----------                  ----------
  At end of period (including accumulated net investment
    loss and accumulated undistributed net investment income
    of $5,225 and $822, respectively)                              $1,994,054                  $1,268,570
                                                                   ==========                  ==========

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statements of Changes in Net Assets - continued
----------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS ENDED                   YEAR ENDED
                                                               MARCH 31, 2000           SEPTEMBER 30, 1999
INTERNATIONAL VALUE FUND                                          (UNAUDITED)
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                            $      595                  $       95
  Net realized gain on investments and foreign currency
    transactions                                                      101,565                     234,923
  Net unrealized gain on investments and foreign
    currency translation                                               92,802                      75,336
                                                                   ----------                  ----------
      Increase in net assets from operations                       $  194,962                  $  310,354
                                                                   ----------                  ----------
Distributions declared to shareholders -
  From net investment income (Class A)                             $   (4,280)                 $   (9,628)
  From net investment income (Class I)                                   (286)                     (1,179)
  From net realized gain on investments and foreign
    currency transactions (Class A)                                  (212,682)                    (20,108)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                   (14,192)                     (2,464)
  In excess of net investment income (Class A)                           --                          (618)
  In excess of net investment income (Class I)                           --                           (76)
                                                                   ----------                  ----------
      Total distributions declared to shareholders                 $ (231,440)                 $  (34,073)
                                                                   ----------                  ----------
Net decrease in net assets from Fund share transactions            $  (99,034)                 $ (256,745)
                                                                   ----------                  ----------
      Total increase (decrease) in net assets                      $ (135,512)                 $   19,536
Net assets:
  At beginning of period                                            1,133,879                   1,114,343
                                                                   ----------                  ----------
  At end of period (including accumulated net
    investment loss of $4,637 and $666, respectively)              $  998,367                  $1,133,879
                                                                   ==========                  ==========

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
----------------------------------------------------------------------------------------------------------------------
                                                                       INTERNATIONAL OPPORTUNITIES FUND
----------------------------------------------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED               YEAR ENDED             PERIOD ENDED
                                                     MARCH, 31, 2000       SEPTEMBER 30, 1999      SEPTEMBER 30, 1998*
                                                         (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------
                                                             CLASS A
----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                         $13.15                   $ 9.42                   $10.00
                                                              ------                   ------                   ------
Income from investment operations# -
  Net investment income (loss)(S)                             $(0.08)                  $(0.01)                  $ 0.06
  Net realized and unrealized gain (loss) on
    investments and foreign currency                            6.59                     3.78                    (0.64)
                                                              ------                   ------                   ------
      Total from investment operations                        $ 6.51                   $ 3.77                   $(0.58)
                                                              ------                   ------                   ------
Less distributions declared to shareholders -
  From net investment income                                  $ --                     $(0.04)                  $ --
  From net realized gain on investments and foreign
    currency transactions                                      (2.51)                    --                       --
  In excess of net investment income                            --                       --  +++                  --
                                                              ------                   ------                   ------
                                                                                                                $
    Total distributions declared to shareholders              $(2.51)                  $(0.04)                    --
                                                              ------                   ------                   ------
Net asset value - end of period                               $17.15                   $13.15                   $ 9.42
                                                              ======                   ======                   ======
Total return                                                   52.94%++                 40.11%                   (5.80)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                    1.77%+                   1.78%                    1.75%+
  Net investment income (loss)                                 (0.97)%+                 (0.13)%                   0.54%+
Portfolio turnover                                                70%                     162%                     165%
Net assets at end of period (000 omitted)                     $  113                   $  122                   $  573

(S) Subject to reimbursement by the Fund, the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the Fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the Fund pays the investment adviser a fee not greater than 1.75% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived their fees for the periods indicated. To the extent actual expenses were over this limitation and the waivers had not been in place, the net investment loss per share and the ratios would have been:
     Net investment loss                                      $(0.23)                  $(0.32)                  $(0.13)
     Ratios (to average net assets):
       Expenses##                                               4.10%+                   4.54%                    3.57%+
       Net investment loss                                     (3.30)%+                 (2.89)%                  (1.32)%+

  * For the period from the commencement of the Fund's investment operations, October 9, 1997, through September 30, 1998.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------
                                                                       INTERNATIONAL OPPORTUNITIES FUND
----------------------------------------------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED               YEAR ENDED             PERIOD ENDED
                                                     MARCH, 31, 2000       SEPTEMBER 30, 1999      SEPTEMBER 30, 1998*
                                                         (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------
                                                             CLASS I
----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                         $13.16                   $ 9.42                   $10.00
                                                              ------                   ------                   ------
Income from investment operations# -
  Net investment income (loss)(S)                             $(0.07)                  $(0.03)                  $ 0.07
  Net realized and unrealized gain (loss) on
    investments and foreign currency                            6.58                     3.81                    (0.65)
                                                              ------                   ------                   ------
      Total from investment operations                        $ 6.51                   $ 3.78                   $(0.58)
                                                              ------                   ------                   ------
Less distributions declared to shareholders -
  From net investment income                                  $ --                     $(0.04)                  $ --
  From net realized gain on investments and foreign
    currency transactions                                      (2.51)                    --                       --
  In excess of net investment income                            --                       --  +++                  --
                                                              ------                   ------                   ------
                                                                                                                $
    Total distributions declared to shareholders              $(2.51)                  $(0.04)                    --
                                                              ------                   ------                   ------
Net asset value - end of period                               $17.16                   $13.16                   $ 9.42
                                                              ======                   ======                   ======
Total return                                                   52.89%++                 40.22%                   (5.80)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                    1.78%+                   1.78%                    1.75%+
  Net investment income (loss)                                 (0.92)%+                 (0.23)%                   0.65%+
Portfolio turnover                                                70%                     162%                     165%
Net assets at end of period (000 omitted)                     $1,879                   $  985                   $  692

(S) Subject to reimbursement by the Fund, the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the Fund's operating expenses, exclusive of management fee. In consideration, the Fund pays the investment adviser a fee not greater than 1.75% of average daily net assets. In addition, the investment adviser voluntarily waived its fee for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment loss per share and the ratios would have been:
     Net investment loss                                      $(0.22)                  $(0.29)                  $(0.07)
     Ratios (to average net assets):
       Expenses##                                               3.62%+                   4.04%                    3.07%+
       Net investment loss                                     (2.76)%+                 (2.49)%                  (0.71)%+

  * For the period from the commencement of the Fund's investment operations, October 9, 1997, through September 30, 1998.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                      INTERNATIONAL STRATEGIC GROWTH FUND
----------------------------------------------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED               YEAR ENDED             PERIOD ENDED
                                                     MARCH, 31, 2000       SEPTEMBER 30, 1999      SEPTEMBER 30, 1998*
                                                         (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------
                                                             CLASS A
----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                         $13.44                   $ 9.68                   $10.00
                                                              ------                   ------                   ------
Income from investment operations# -
  Net investment income (loss)(S)                             $(0.04)                  $ 0.05                   $ 0.04
  Net realized and unrealized gain (loss) on
    investments and foreign currency                            3.74                     4.08                    (0.36)
                                                              ------                   ------                   ------
      Total from investment operations                        $ 3.70                   $ 4.13                   $(0.32)
                                                              ------                   ------                   ------
Less distributions declared to shareholders -
  From net investment income                                  $(0.01)                  $(0.04)                  $ --
  From net realized gain on investments and foreign
    currency transactions                                      (2.56)                   (0.33)                    --
                                                              ------                   ------                   ------
    Total distributions declared to shareholders              $(2.57)                  $(0.37)                  $ --
                                                              ------                   ------                   ------
Net asset value - end of period                               $14.57                   $13.44                   $ 9.68
                                                              ======                   ======                   ======
Total return                                                   29.86%++                 43.79%                   (3.20)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                    1.78%+                   1.78%                    1.77%+
  Net investment income (loss)                                 (0.62)%+                  0.44%                    0.34%+
Portfolio turnover                                                57%                     175%                     103%
Net assets at end of period (000 omitted)                     $  340                   $  253                   $   90

(S) Subject to reimbursement by the Fund, the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the Fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the Fund pays the investment adviser a fee not greater than 1.75% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived their fees for the periods indicated. To the extent actual expenses were over this limitation and the waivers had not been in place, the net investment loss per share and the ratios would have been:
     Net investment loss                                      $(0.18)                  $(0.39)                  $(0.20)
     Ratios (to average net assets):
       Expenses##                                               3.84%+                   5.23%                    3.88%+
       Net investment loss                                     (2.68)%+                 (3.01)%                  (1.79)%+

   * For the period from the commencement of the Fund's investment operations, October 9, 1997, through September 30, 1998.
   + Annualized.
  ++ Not annualized.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------
                                                                      INTERNATIONAL STRATEGIC GROWTH FUND
----------------------------------------------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED               YEAR ENDED             PERIOD ENDED
                                                     MARCH, 31, 2000       SEPTEMBER 30, 1999      SEPTEMBER 30, 1998*
                                                         (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------
                                                             CLASS I
----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                         $13.48                   $ 9.70                   $10.00
                                                              ------                   ------                   ------
Income from investment operations# -
  Net investment income (loss)(S)                             $(0.04)                  $ 0.02                   $ 0.05
  Net realized and unrealized gain (loss) on
    investments and foreign currency                            3.74                     4.13                    (0.35)
                                                              ------                   ------                   ------
      Total from investment operations                        $ 3.70                   $ 4.15                   $(0.30)
                                                              ------                   ------                   ------
Less distributions declared to shareholders -
  From net investment income                                  $(0.01)                  $(0.04)                  $ --
  From net realized gain on investments and foreign
    currency transactions                                      (2.56)                   (0.33)                    --
                                                              ------                   ------                   ------
    Total distributions declared to shareholders              $(2.57)                  $(0.37)                  $ --
                                                              ------                   ------                   ------
Net asset value - end of period                               $14.61                   $13.48                   $ 9.70
                                                              ======                   ======                   ======
Total return                                                   29.78%++                 43.91%                   (3.00)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                    1.78%+                   1.78%                    1.77%+
  Net investment income (loss)                                 (0.60)%+                  0.16%                    0.48%+
Portfolio turnover                                                57%                     175%                     103%
Net assets at end of period (000 omitted)                     $1,654                   $1,015                   $  876

(S) Subject to reimbursement by the Fund, the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the Fund's operating expenses, exclusive of management fee. In consideration, the Fund pays the investment adviser a fee not greater than 1.75% of average daily net assets. In addition, the investment adviser voluntarily waived its fee for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment loss per share and the ratios would have been:
     Net investment loss                                      $(0.15)                  $(0.36)                  $(0.13)
     Ratios (to average net assets):
       Expenses##                                               3.34%+                   4.73%                    3.38%+
       Net investment loss                                     (2.16)%+                 (2.79)%                  (1.15)%+

   *For the period from the commencement of the Fund's investment operations, October 9, 1997, through September 30, 1998.
   +Annualized.
  ++ Not annualized.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                           INTERNATIONAL VALUE FUND
----------------------------------------------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED               YEAR ENDED             PERIOD ENDED
                                                     MARCH, 31, 2000       SEPTEMBER 30, 1999      SEPTEMBER 30, 1998*
                                                         (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------
                                                             CLASS A
----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                         $13.24                   $10.46                   $10.00
                                                              ------                   ------                   ------
Income from investment operations# -
  Net investment income(S)                                    $ 0.01                   $ --  +++                $ 0.10
  Net realized and unrealized gain on investments and
    foreign currency                                            2.29                     3.10                     0.36
                                                              ------                   ------                   ------
      Total from investment operations                        $ 2.30                   $ 3.10                   $ 0.46
                                                              ------                   ------                   ------
Less distributions declared to shareholders -
  From net investment income                                  $(0.07)                  $(0.10)                  $ --
  From net realized gain on investments and foreign
    currency transactions                                      (3.23)                   (0.21)                    --
  In excess of net investment income                            --                      (0.01)                    --
                                                              ------                   ------                   ------
    Total distributions declared to shareholders              $(3.30)                  $(0.32)                  $ --
                                                              ------                   ------                   ------
Net asset value - end of period                               $12.24                   $13.24                   $10.46
                                                              ======                   ======                   ======
Total return                                                   19.60%++                 30.01%                    4.70%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                    1.78%+                   1.77%                    1.77%+
  Net investment income                                         0.14%+                   0.00%                    0.98%+
Portfolio turnover                                                34%                     107%                      71%
Net assets at end of period (000 omitted)                     $  998                   $  929                   $1,002

(S) Subject to reimbursement by the Fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the Fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the Fund pays the investment adviser a reimbursement fee not greater than 1.75% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived their fees for the periods indicated. To the extent actual expenses were over this limitation and the waivers had not been in place, the net investment loss per share and the ratios would have been:
     Net investment loss                                      $(0.18)                  $(0.28)                  $(0.13)
     Ratios (to average net assets):
       Expenses##                                               4.81%+                   4.07%                    3.92%+
       Net investment loss                                     (2.89)%+                 (2.30)%                  (1.19)%+

  * For the period from the commencement of the Fund's investment operations, October 9, 1997, through September 30, 1998.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------
                                                                           INTERNATIONAL VALUE FUND
----------------------------------------------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED               YEAR ENDED             PERIOD ENDED
                                                     MARCH, 31, 2000       SEPTEMBER 30, 1999      SEPTEMBER 30, 1998*
                                                         (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------
                                                             CLASS I
----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                         $13.25                   $10.47                   $10.00
                                                              ------                   ------                   ------
Income from investment operations# -
  Net investment income (loss)(S)                             $(0.01)                  $ 0.01                   $ 0.11
  Net realized and unrealized gain on investments and
    foreign currency                                            2.30                     3.09                     0.36
                                                              ------                   ------                   ------
      Total from investment operations                        $ 2.29                   $ 3.10                   $ 0.47
                                                              ------                   ------                   ------
Less distributions declared to shareholders -
  From net investment income                                  $(0.07)                  $(0.10)                  $ --
  From net realized gain on investments and foreign
    currency transactions                                      (3.23)                   (0.21)                    --
  In excess of net investment income                            --                      (0.01)                    --
                                                              ------                   ------                   ------
    Total distributions declared to shareholders              $(3.30)                  $(0.32)                  $ --
                                                              ------                   ------                   ------
Net asset value - end of period                               $12.24                   $13.25                   $10.47
                                                              ======                   ======                   ======
Total return                                                   19.46%++                 30.11%                    4.70%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                    1.78%+                   1.77%                    1.77%+
  Net investment income (loss)                                 (0.16)%+                  0.08%                    1.00%+
Portfolio turnover                                                34%                     107%                      71%
Net assets at end of period (000 omitted)                     $ --                     $  205                   $  112

(S) Subject to reimbursement by the Fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the Fund's operating expenses, exclusive of management fee. In consideration, the Fund pays the investment adviser a reimbursement fee not greater than 1.75% of average daily net assets. In addition, the investment adviser voluntarily waived its fee for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment loss per share and the ratios would have been:
     Net investment loss                                      $(0.18)                  $(0.21)                  $(0.07)
     Ratios (to average net assets):
       Expenses##                                               4.31%+                   3.58%                    3.42%+
       Net investment loss                                     (2.69)%+                 (1.73)%                  (0.67)%+

  * For the period from the commencement of the Fund's investment operations, October 9, 1997, through September 30, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS International Opportunities Fund, MFS International Strategic Growth Fund, and MFS International Value Fund (the Funds) are each a diversified series of MFS Series Trust V (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Funds can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - Each Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Each Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. Each Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - Each Fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by each Fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. Each Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - Each Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates Investment Adviser - Each Fund has an investment advisory agreement with Massachusetts Financial Services Company
(MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

           First $500 million of average net assets                0.975%
           Average net assets in excess of $500 million            0.925%

The investment adviser has voluntarily agreed to waive its fee, which is shown as a reduction of expenses in the Statement of Operations.

Each Fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of each Fund's operating expenses, exclusive of management, distribution, and service fees. Each Fund in turn will pay MFS an expense reimbursement fee not greater than 1.75% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At March 31, 2000, the aggregate unreimbursed expenses amounted to:

            INTERNATIONAL         INTERNATIONAL      INTERNATIONAL
            OPPORTUNITIES      STRATEGIC GROWTH              VALUE
                     FUND                  FUND               FUND
            ------------------------------------------------------
                  $26,340               $32,386            $25,685

Each Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc., (MFD), and MFS Service Center, Inc. (MFSC). The Trustees are currently not receiving any payments for their services to each Fund.

Administrator - Each Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each Fund incurs an administrative fee at the following annual percentages of the Fund's average daily net assets:

              First $1 billion                           0.0150%
              Next $1 billion                            0.0125%
              Next $1 billion                            0.0100%
              In excess of $3 billion                    0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charges on sales of Class A shares of each Fund for the six months ended March 31, 2000.

The Trustees have adopted a distribution plan for Class A shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each Fund's distribution plan provides that the Fund will pay MFD up to 0.50% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares. Distribution and service fees under the Class A distribution plan are currently being waived.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. There were no contingent deferred sales charges imposed during the six months ended March 31, 2000.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of each Fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, were as follows.

                                                                           INTERNATIONAL        INTERNATIONAL        INTERNATIONAL
                                                                           OPPORTUNITIES     STRATEGIC GROWTH                VALUE
                                                                                    FUND                 FUND                 FUND
-----------------------------------------------------------------------------------------------------------------------------------
PURCHASES
Investments (non-U.S. government securities)                                  $1,357,863           $1,144,083             $335,139
                                                                              ----------           ----------             --------
SALES
Investments (non-U.S. government securities)                                  $1,079,320           $  900,136             $719,918
                                                                              ----------           ----------             --------

The cost and unrealized appreciation and depreciation in the value of the investments owned by each Fund, as computed on a federal income tax basis, are as follows:

                                                                           INTERNATIONAL        INTERNATIONAL        INTERNATIONAL
                                                                           OPPORTUNITIES     STRATEGIC GROWTH                VALUE
                                                                                    FUND                 FUND                 FUND
------------------------------------------------------------------------------------------------------------------------------------
Aggregate cost                                                                $1,509,825           $1,657,782             $794,569
                                                                              ----------           ----------             --------
Gross unrealized appreciation                                                 $  564,895           $  366,746             $234,941
Gross unrealized depreciation                                                    (58,539)             (67,311)             (41,526)
                                                                              ----------           ----------             --------
    Net unrealized appreciation                                               $  506,356           $  299,435             $193,415
                                                                              ==========           ==========             ========

(5) Shares of Beneficial Interest
Each Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares

                                                   INTERNATIONAL OPPORTUNITIES FUND
                                    -----------------------------------------------------------
                                        SIX MONTHS ENDED                     YEAR ENDED
                                         MARCH 31, 2000                  SEPTEMBER 30, 1999
                                    ------------------------         --------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT
                                   ------------------------------------------------------------
Shares sold                          1,136         $  18,125               350        $   4,265
Shares issued to shareholders in
  reinvestment of distributions        875            12,562               159            1,657
Shares reacquired                   (4,643)          (73,263)          (52,069)        (594,263)
                                   -------         ---------         ---------        ---------
    Net decrease                    (2,632)        $ (42,576)          (51,560)       $(588,341)
                                   =======         =========         =========        =========

Class I Shares

                                                    INTERNATIONAL OPPORTUNITIES FUND
                                    -----------------------------------------------------------
                                        SIX MONTHS ENDED                     YEAR ENDED
                                         MARCH 31, 2000                  SEPTEMBER 30, 1999
                                    ------------------------         --------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT
                                   ------------------------------------------------------------
Shares sold                         24,543         $ 385,818            24,543        $ 308,165
Shares issued to shareholders in
  reinvestment of distributions     15,520           223,022               272            2,828
Shares reacquired                   (5,410)          (93,244)          (23,398)        (261,447)
                                   -------         ---------         ---------        ---------
    Net increase                    34,653         $ 515,596             1,417        $  49,546
                                   =======         =========         =========        =========

Class A Shares

                                                  INTERNATIONAL STRATEGIC GROWTH FUND
                                    -----------------------------------------------------------
                                        SIX MONTHS ENDED                     YEAR ENDED
                                         MARCH 31, 2000                  SEPTEMBER 30, 1999
                                    ------------------------         --------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT
                                   ------------------------------------------------------------
Shares sold                          1,337         $  18,654             9,673        $ 117,480
Shares issued to shareholders in
  reinvestment of distributions      3,756            48,708               320            3,315
Shares reacquired                     (577)           (7,963)             (435)          (4,607)
                                   -------         ---------         ---------        ---------
    Net increase                     4,516         $  59,399             9,558        $ 116,188
                                   =======         =========         =========        =========

Class I Shares

                                                 INTERNATIONAL STRATEGIC GROWTH FUND
                                    -----------------------------------------------------------
                                        SIX MONTHS ENDED                     YEAR ENDED
                                         MARCH 31, 2000                  SEPTEMBER 30, 1999
                                    ------------------------         --------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT
                                   ------------------------------------------------------------
Shares sold                         21,340         $ 307,941            26,952        $ 332,055
Shares issued to shareholders in
  reinvestment of distributions     17,537           227,980             3,241           33,607
Shares reacquired                   (1,033)          (14,650)          (45,157)        (499,667)
                                   -------         ---------         ---------        ---------
    Net increase (decrease)         37,844         $ 521,271           (14,964)       $(134,005)
                                   =======         =========         =========        =========

Class A Shares

                                                        INTERNATIONAL VALUE FUND
                                    -----------------------------------------------------------
                                        SIX MONTHS ENDED                     YEAR ENDED
                                         MARCH 31, 2000                  SEPTEMBER 30, 1999
                                    ------------------------         --------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT
                                   ------------------------------------------------------------
Shares sold                           --           $    --                 279        $   3,219
Shares issued to shareholders in
  reinvestment of distributions     19,336           216,946             2,693           30,353
Shares reacquired                   (7,907)         (101,072)          (28,592)        (349,000)
                                   -------         ---------         ---------        ---------
    Net increase (decrease)         11,429         $ 115,874           (25,620)       $(315,428)
                                   =======         =========         =========        =========

Class I Shares

                                                         INTERNATIONAL VALUE FUND
                                    -----------------------------------------------------------
                                        SIX MONTHS ENDED                     YEAR ENDED
                                         MARCH 31, 2000                  SEPTEMBER 30, 1999
                                    ------------------------         --------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT
                                   ------------------------------------------------------------
Shares sold                          3,786         $  50,886             6,036        $  75,977
Shares issued to shareholders in
  reinvestment of distributions      1,287            14,461               330            3,718
Shares reacquired                  (20,548)         (280,255)           (1,623)         (21,012)
                                   -------         ---------         ---------        ---------
    Net increase (decrease)        (15,475)        $(214,908)            4,743        $  58,683
                                   =======         =========         =========        =========

(6) Line of Credit
Each Fund and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each Fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fees allocated to the Funds for the six months ended March 31, 2000, were as follows:

      INTERNATIONAL               INTERNATIONAL                INTERNATIONAL
      OPPORTUNITIES              STRATEGIC GROWTH                  VALUE
           FUND                        FUND                         FUND
      -----------------------------------------------------------------------
            $9                          $6                           $4

The Funds had no significant borrowings during the period.



                       --------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) INTERNATIONAL OPPORTUNITIES FUND
MFS(R) INTERNATIONAL STRATEGIC GROWTH FUND
MFS(R) INTERNATIONAL  VALUE FUND



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INVESTMENT MANAGEMENT
  We invented the mutual fund(R)

500 Boylston Street
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(c)2000 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                                INC-3-V 5/00 2M